UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of report (Date of earliest event reported): May 30,2006


                           Unico American Corporation
             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


           0-3978                                   95-2583928
    (Commission File Number)              (IRS Employer Identification No.)


      23251 Mulholland Drive
     Woodland Hills, California                         91364
(Address of Principal Executive Offices)              (Zip Code)


                                 (818) 591-9800
              (Registrant's Telephone Number, Including Area Code)


         (Former name or former address, if changed since last Report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement
------------------------------------------------------

On May 30, 2006, Unico American Corporation (the "Company") entered into an employment agreement effective May 15, 2006 with each of Cary L. Cheldin, George
C. Gilpatrick and Lester A. Aaron (collectively the "Executives" and individually the "Executive") to serve as the Executive Vice President, Vice President and Secretary, and Treasurer and Chief Financial Officer, respectively, of the Company. Each of the Executives has been serving in such capacity for the Company.

The term of Mr. Cheldin's employment agreement is five (5) years and the term of each of Messrs Gilpatrick's and Aaron's employment agreement is three (3) years. The employment agreements provide for annual salaries of $297,400, $188,500, and $197,500 for Mr. Cheldin, Mr. Gilpatrick and Mr. Aaron, respectively. The annual salary is subject to increase from time to time at the discretion of the Board of Directors of Company

Each employment agreement provides for a mandatory annual bonus payable on or before December 31 of each year during the term conditional on the net income of the Company, before taxes and any deduction for mandatory bonuses payable to any of the Executives, for the twelve (12) month period ending on the preceding September 30 being equal to or greater than $4,000,000. The amount of each mandatory bonus is to be determined by the Board of Directors but, if earned, is not to be less than 100% of the mandatory bonus, if any, paid to the Executive during the preceding calendar year.

Each of the employment agreements may be terminated by the Company for "Cause," as defined, which includes chronic alcohol or drug addiction by the Executive, fraud or unlawful appropriation of any money or other assets or properties of the Company by the Executive, a material breach by the Executive of the terms of his employment agreement which is not cured within ten (10) days after the Company has given the Executive written notice describing such material breach, the conviction of the Executive of any felony involving moral turpitude or any other serious crime involving moral turpitude, Executive's gross moral turpitude relevant to his office or employment with the Company and the Executive's willful engagement in misconduct which is demonstrably and materially injurious to the Company. The Executive may terminate his employment agreement on account of a breach of the employment agreement by the Company which is defined as a material breach by the Company of the terms of the employment agreement which is not cured within ten (10) days after the Executive has given the Company written notice describing such material breach. Each of the employment agreements may also be terminated by the Company without Cause and by the Executive for other than a breach by the Company by giving thirty days written notice of termination to the other.

In the case of a termination of an employment agreement by the Company with Cause or by the Executive for other than a breach of the employment agreement by the Company, the Executive is only entitled to his accrued but unpaid salary and vacation earned as of the date of termination. In the case of a termination of the employment agreement by the Company without Cause or by the Executive on account of breach of the employment agreement by the Company, the Executive is entitled to the immediate payment of his salary, without discount or mitigation, for the remainder of the term of the employment agreement, to the mandatory bonus computed as provided in the employment agreement payable as and when provided in the employment agreement for the remainder of the term of the employment agreement as if such employment agreement had not been terminated and to his benefits for the remainder of the term of the employment agreement as if such employment agreement had not been terminated. If the Executive becomes permanently disabled during the term of his employment agreement, the Company is entitled to terminate the employment agreement provided that the Company has provided the Executive with, as required by the agreement, disability insurance providing for at least seventy (70%) of the full salary that the Executive would be entitled to under his employment agreement. The employment agreement of each Executive terminates upon his death.

The foregoing description of the employment agreements is qualified in its entirety by reference to the employment agreements which are filed as Exhibits to this Form 8-K and incorporated herein.


Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

   (d)    Exhibits

   10.1 Employment Agreement effective May 15, 2006, by and between the Registrant and Cary L. Childin.

   10.2 Employment Agreement effective May 15, 2006, by and between the Registrant and George C. Gilpatrick.

   10.3 Employment Agreement effective May 15, 2006, by and between the Registrant and Lester A. Aaron.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    UNICO AMERICAN CORPORATION
                                                    --------------------------
                                                    (Registrant)


Date: May 31, 2006                      By:       /s/ Lester A. Aaron
                                                    -------------------
                                          Name:     Lester A. Aaron
                                          Title:    Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number       Description
--------------       -----------

10.1                 Employment Agreement effective May 15, 2006, by and between the Registrant and Cary L. Childin.

10.2                 Employment Agreement effective May 15, 2006, by and between the Registrant and George C. Gilpatrick.

10.3                 Employment Agreement effective May 15, 2006, by and between the Registrant and Lester A. Aaron.



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